THE ALGER FUNDS
                         SUPPLEMENT DATED MARCH 31, 2006
                                     TO THE
                         PROSPECTUS DATED MARCH 1, 2006

                                       I.

               All of the Funds except Alger Money Market Fund are instituting upper limits on permitted investment amounts in Class B and Class C shares. (There will continue to be no upper limits on investments in Class A Shares.) Accordingly, effective immediately, the following information is added to the disclosure under the heading "Classes of Fund Shares" beginning on page 28 of the Prospectus:

                  MAXIMUM PERMITTED INVESTMENT AMOUNTS:

                      Class B Shares -- $49,999
                      Class C Shares -- $999,999

                                       II.

               The paragraph on page 22 of the Prospectus describing Joanne Sayers is hereby replaced with the following:

                    o Ms. Sayers, co-manager of the Alger Health Sciences Fund, has been employed by the Manager as a Vice President and Analyst since 2003. Prior thereto, she was a Research Associate at Lehman Brothers from June 2000.